EXHIBIT 99.1
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All  information  in this Term Sheet, whether regarding assets backing any  securities discussed herein or otherwise,  will be superseded by the information contained in the final prospectus.

                                                                                                                   January 10, 2002
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                                          Preliminary Structural and Collateral Term Sheet
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                                          $430,982,500 (approximate) of Senior Certificates
                                              ABN AMRO Mortgage Corporation, Depositor
                                    Multi-Class Mortgage Pass-Through Certificates, Series 2002-1
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                 Features of the Transaction                                                  Key Terms
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o    Offering  consists  of 3 tracks  of  senior  securities     Issuer:                   ABN AMRO Mortgage Corporation
     totaling  $430,982,500  expected to be rated AAA by two
     of the three:  S&P, Fitch, or Moody's.  The 3 tracks of     Underwriter:              Goldman, Sachs & Co.
     seniors are expected to be  approximately:
     $49,250,000 of 6% coupons                                   Seller/Servicer:          ABN AMRO Mortgage Group, Inc.
     $350,332,500 of 6.5% coupons
     $31,250,000 of 8.5% coupons.                                Trustee:                  JPMorgan Chase Bank

o    The overall  expected  amount of credit support for the     Type of Issuance:         Public
     senior   certificates   is   3.15%   in  the   form  of
     subordination  with a shifting interest structure and a     Servicer Advancing:       Yes, subject to recoverability
     five year prepayment lockout.
                                                                 Compensating Interest:    Yes,  to the  extent  of the  lesser  of
o    All collateral  consists of conventional  fixed rate 30                               1/12th of  0.125% of the Pool  Scheduled
     year  mortgage  loans  secured by first liens on one to                               Principal  Balance for such Distribution
     four family residential properties.                                                   Date.

o    It is expected  that all mortgage  loans with  original     Legal Investment:         The   senior   certificates   are  SMMEA
     loan-to-value ratios greater than 80% will have private                               eligible at settlement
     mortgage insurance.
                                                                 Interest Accrual:         Prior calendar month
o    The amount of senior  certificates  is approximate  and
     may vary by up to 5%.                                       Clean Up Call:            10%  of  the  Cut-off   Date   principal
                                                                                           balance  of the  Loans
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                          Time Table                             ERISA Eligible:           Underwriter's  exemption  may  apply  to
-------------------------------------------------------------                              senior certificates, however prospective
                                                                                           purchasers   should  consult  their  own
Expected Settlement:                         January 30, 2002                              counsel
Cut-off Date:                                 January 1, 2002
First Distribution Date:                    February 25, 2002    Tax Treatment:            Double REMIC;  senior  certificates  are
Distribution Date:                         25th of each month                              regular interests

                                                                 Structure:                Senior/Subordinate;   shifting  interest
                                                                                           with a five year  prepayment  lockout to
                                                                                           junior    certificates.    The    junior
                                                                                           certificates will be subordinated off of
                                                                                           the 6.5% track.

                                                                 Expected Subordination:   3.15%

                                                                 Expected Rating Agencies: 2   of  the  3:  Fitch,  Inc. ("Fitch"),
                                                                                           Standard  &  Poor's  ("S&P") or  Moody's
                                                                                           ("Moody's")

                                                                 Minimum Denomination:     Senior certificates - $100,000

                                                                 Delivery:                 Senior certificates - DTC

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                                Preliminary Mortgage Pool Data (approximate)
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                                                                  6.0% track     6.5% track    8.5% track
                                                                  ----------     ----------    ----------
    Total Outstanding Principal Balance:                         $49,400,000   $364,350,000   $31,250,000
(1) Number of Mortgage Loans:                                            254           1024           567
    Average Original Principal Balance of the Mortgage Loans:       $425,000       $431,000      $430,000
    Weighted Average Annual Mortgage Interest Rate:                    6.42%          6.87%         7.12%
    Expected Servicing Fees (including Master Servicing Fee):          0.25%          0.25%         0.25%
    Weighted Average Maturity:                                           359            359           359
    Weighted Average Seasoning:                                            1              1             1
    Weighted Average Original Loan-To-Value Ratio:                       73%            71%           70%
    Owner Occupied:                                                      94%            96%           96%
    Originated Under the Full/Alt  Documentation Program:               100%           100%          100%
    Weighted Average FICO Score                                          745            730           724
    California                                                          <45%           <50%          <62%
    Single Family Detached                                               94%            94%           94%


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(1) This number  represents the number of 30year mortgage loans  contributing  cash flows to the respective track. The total number of 30 year  mortgage loans is 1060.

This  material is for your  private  information  and we are not  soliciting  any action  based upon it. This  material is not to be construed  as an offer to sell or the  solicitation  of any offer to buy any  security  in any  jurisdiction  where such an offer or solicitation  would be illegal.  Neither the issuer of the certificates nor Goldman,  Sachs & Co., nor any of their affiliates makes any  representation  as to the accuracy or completeness of the information  herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information  contained in this material may not pertain to any securities  that will actually be sold.  The  information  contained in this material may be based on  assumptions  regarding market  conditions  and other  matters as  reflected  therein.  We make no  representations  regarding  the  reasonableness  of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events,  and this material should not be relied upon for such purposes. We and our affiliates,  officers, directors, partners and employees,  including persons involved in the  preparation or issuance of this material may, from time to time,  have long or short positions in, and buy or sell, the securities  mentioned  herein or derivatives  thereof  (including  options).  This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the  Securities  Act of 1933,  including  in cases  where the  material  does not pertain to  securities  that are ultimately  offered for sale pursuant to such registration  statement.  Information  contained in this material is current as of the date  appearing on this material only.  Information in this material  regarding the securities and the assets backing any securities discussed herein supersedes all prior information  regarding such securities and assets.  Any information in this material,  whether regarding the assets backing any securities  discussed herein or otherwise,  is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the  description of the mortgage pool  contained in the prospectus  supplement  relating to the  certificates  and supersedes all information  contained in any collateral term sheets relating to the mortgage pool  previously  provided by Goldman,  Sachs & Co. In addition,  we mutually agree that,  subject to applicable law, you may disclose any and all aspects of any potential  transaction or structure  described herein that are necessary to support any U.S.  federal income tax benefits,  without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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